Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 4/15/2004


Blended Coupon 7.0615%


Excess Protection Level
3 Month Average   4.17%
December, 2000   0.21%
November, 2000   6.26%
October, 2000   6.05%


Cash Yield19.86%


Investor Charge Offs10.15%


Base Rate 9.50%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$5,990,287,874.98